Exhibit 8

                                  May 13, 2003

Mr. Morty Schaja
Chief Operating Officer
BAMCO, Inc.
767 Fifth Avenue, 49th Floor
New York, New York  10153

        Re:    Amendment to Participation Agreement and Schedules

Dear Mr. Schaja:

        Enclosed please find amended Schedule A and Schedule B, effective June 2, 2003, to our participation agreement dated April 1, 1999, as amended from time to time, with Baron Capital Funds Trust, BAMCO, Inc., and Baron Capital, Inc. (the "Agreement").

        The amended Schedule A reflects the addition of the Schwab Signature Annuity. Amended Schedule A shall replace in its entirety the existing Schedule A.

        The amended Schedule B reflects the addition of the Designated Portfolios available under the Schwab Signature Annuity. Amended Schedule B shall replace in its entirety the existing Schedule B.

        The Agreement and Schedules otherwise remain unchanged and shall continue in full force and effect.

        In the space provided below, please acknowledge your agreement to the foregoing.

                                Very truly yours,

                                Great-West Life & Annuity Insurance Company

                                By:  _________________________________
                                Chris R. Bergeon
                                Vice President, Financial Institution Markets

                                Charles Schwab & Co., Inc.

                                By:  _________________________________
                                Tina M. Perrino
                                Vice President, Partner Relations

ACKNOWLEDGED AND AGREED TO:

Baron Capital Funds Trust
By: __________________________
Title: _________________________
Date: _________________________

BAMCO, Inc.
By: __________________________
Title: _________________________
Date: _________________________

Baron Capital, Inc.
By: ____________________________
Title: __________________________
Date: __________________________

cc:     B. Byrne, Esq.
        Great-West Life & Annuity Insurance Company

        D. Stone, Esq. E. O'Riordan
        Charles Schwab & Co., Inc.

                                   SCHEDULE A

Contracts                                                 Form Numbers
[Great-West Life & Annuity Insurance Company]
Group Variable/Fixed Annuity Contract                         J434
Individual Variable Annuity/Fixed Annuity Contract            J434IND
Group Variable Annuity Contract                               J444MMF
                                                              J444SA
Individual Variable Annuity Contract                          J444INDSA
                                                              J444INDMMF

                                   SCHEDULE B

Designated Portfolios

[Schwab Select Annuity]
Baron Capital Asset Fund

[Schwab Signature Annuity]
Baron Capital Asset Fund